Up to 5,500,000 Common Shares of Beneficial Interest

REAVES UTILITY INCOME FUND

Common Shares of Beneficial Interest

Supplement dated March 20, 2020 to Prospectus dated November 12, 2019

Suspension and Recommencement of Offering. In accordance with an undertaking required by the U.S. Securities and Exchange Commission, the Reaves Utility Income Fund (the “Fund”) temporarily suspended its “at the market” offering (the “Offering”) as of the close of business on March 13, 2020 because of a greater than 10% decline in net asset value per common share of beneficial interest, no par value (the “Shares”), from the effective date of the Prospectus. The net asset value of the Fund as of March 13, 2020 was $29.03, representing a decline of 18.64% from its net asset value of $35.68 as of November 12, 2019. The Offering recommenced on March 20, 2020 as of the time of filing this supplement.

The net asset value per Share at the close of business on March 19, 2020 was $24.84 and the last reported sales price on March 19, 2020 on the NYSE American LLC was $23.98.

No Other Changes. Except as described in this supplement, the terms of the Offering and all other information the Fund described in the Prospectus remain unchanged. This includes the aggregate number of Shares offered (5,500,000).

Any questions related to the Offering should be directed to the Fund at (800) 644-5571.